Establishing a path towards PREMIUM T h r o u g h S u s t a i n a b l e G r o w t h … FOURTH QUARTER 2022 INVESTOR UPDATE February 17, 2023 Exhibit 99.2

Cautionary Statement and Other Disclaimers This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects, and mobile generation spend), the impacts of the February 2021 winter storm event on our business and service territories, the recovery and timing of recovery of associated gas costs and litigation, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, securitization, credit metrics and parent level debt), the impact of disruptions to the global supply chain on our business, including our generation transition plan and our capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, tax planning opportunities (such as any potential use of the repairs expense deduction), future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and ESG strategy, including our net zero and carbon emission reduction goals. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma, the exit from midstream, and the internal restructuring of certain subsidiaries which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital, inflation and their effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of pandemics, including the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including approval and timing of securitization issuances; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share and also provides non-GAAP funds from operations / non-GAAP rating agency adjusted debt (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. 2

Premium Value Proposition: Tracking Delivery

CenterPoint Energy

CNP Value Proposition	10-Year Plan Deliverables	Progress
Sustainable Growth for Shareholders	**Delivered $1.38** non-GAAP EPS in 2022; reaffirming 2023 non-GAAP EPS guidance range of **$1.48-$1.50** consistent with prior guidance[(1)]	✓ **11** quarters of meeting/exceeding expectations
	Targeting industry-leading growth of **8%** non-GAAP EPS in 2023 and 2024 and mid to high-end of **6%-8%**, annually thereafter, through 2030[(1)]	✓ **On track**
	Executing year 3 of **$43B** capital plan[(2)] through 2030, with a potential incremental **$3B** of identified opportunities not included in the plan.	✓ **On track**
	Became a **pure-play** regulated utility with a consistent **track record** of delivery	✓ **Completed**
	Recycling capital utilizing >$3B in proceeds[(3)]; **efficiently funding** our revised capital plan[(2)] without any expected need for external equity	✓ **On track**
	Maintaining balance sheet health; long term **FFO/Debt** target **of 14%-15%** through 2030;~15% as of the end of 2022[(4)]	✓ **On track**
Sustainable, Resilient, and Affordable Service for Customers	**Keeping rates affordable;** maintaining O&M discipline[(5)], securitization rolling off or extending cost recovery[(6)], and customer growth[(7)]	✓ **On track**
Sustainable Positive Impact on Our Environment	**Completed** last filing related to current Indiana Integrated Resource Plan for **wind generation project;** new Integrated Resource Plan to be filed mid-2023	✓ **On track**

Note: Refer to slide 2 for information on forward-looking statements and slide 22 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E
(2) Refers to 10-year capital plan from 2021A-2030E
(3) Refers to proceeds received from recent transactions, anticipated coal asset securitization proceeds and cash savings from repairs tax deduction
(4) Consistent with Moody's methodology; Adjusted for expected TX Securitization; FFO/Debt is a non-GAAP measure; refer to slide 20 for reconciliation
(5) O&M includes Electric and Natural Gas business, excludes utility costs to achieve, severance costs and amounts with revenue offsets; based on goal of 1% - 2% annual average savings
(6) Securitization includes CEHE bonds ending by 2024 and proposed SIGECO bonds
(7) Internal projection through 2030

3

Takeaways...

CenterPoint Energy

Met 2022 Guidance and Reaffirming 2023 Guidance

Delivered non-GAAP EPS[1] of $0.28 for Q4 and $1.38 for the full year; Reaffirming 2023 guidance of $1.48-$1.50 non-GAAP EPS[2]; Reiterate 8% non-GAAP EPS growth for 2024 and mid to high-end of 6-8% annually thereafter through 2030

Executing Capital Plan

Increased current plan by $2.3B to support customer-driven capital which now totals $43B through 2030; ~$300MM of the increase was deployed in 2022; ~$3.6B expected to be invested in 2023 (year 3 of 10-year plan); funding of capital plan not expected to be reliant on equity financing

Not Reliant on "Big Bets"

Approximately 80% of the $43B capital plan through 2030 expected to be recovered through regulatory interim mechanisms and most projects can be completed in under 12 months

Continued Focus on Customer Affordability

Next CEHE securitization charges coming off bill in '24 (~5% of current average residential customer bill) creates incremental bill headroom for our customers; 1% - 2% of expected annual organic growth[3]; 1% - 2% of anticipated annual average O&M savings[4]

Focused on a Strong Balance Sheet

Texas securitization proceeds expected to pay down ~$1.1B of floating rate / high coupon debt; continue to target FFO/debt of 14% - 15% through 2030, ending 2022 with ~15%[5]

Limited Near-Term Rate Case Activity[6]

No rate case orders expected until 2024

….Extending track record of execution

Note: Refer to slide 2 for information on forward-looking statements and slide 22 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refer to slides 16 through 19 for reconciliation of non-GAAP measures to GAAP measures.
(2) Meets prior growth target of 8%.
(3) Internal projection through 2030 for the Houston Electric service area
(4) O&M includes Electric and Natural gas business, excludes utility costs to achieve, severance costs, and amounts with revenue offsets
(5) Consistent with Moody's methodology; Adjusted for expected TX Securitization; FFO/Debt is a non-GAAP measure, refer to slide 20 for reconciliation
(6) Refer to slide 8 for further information regarding certain key regulatory matters

4

Q4 2022 v Q4 2021 Non-GAAP EPS[(1)]
Primary Drivers

CenterPoint Energy


$0.36
Midstream (2) $0.09
Utility $0.27
Q4 2021 Non-GAAP EPS
Growth and Rate Recovery
$0.06
Electric
▲$0.01 Customer growth
▲$0.05 Rate recovery
▼$0.01 D&A
▼$0.01 Other taxes
Gas
▲$0.03 Rate recovery
▼$0.01 D&A
Weather / Usage
$0.02
Natural Gas
▲$0.02 Weather and Usage
Ongoing Cost Mgmt (3) & Interest Expense
$0.08
Electric
▼$0.01 Interest
Natural Gas
▼$0.02 Interest
▼$0.02 O&M
Corporate
▼$0.03 Interest Expense (4)
Divestitures
$0.00
Gas
▼$0.02 AR-OK
▲$0.02 Other divestiture
Other
$0.01
Gas
▲$0.01 Other (5)
Consolidated $0.28
Q4 2022 Non-GAAP EPS

Note: Refer to slide 2 for information on forward-looking statements and slide 22 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions and non-GAAP measures.

(1) Refer to slide 16 and slide 18 for reconciliation of non-GAAP measures to GAAP measures.
(2) Refer to slide 18 and 19 of the non-GAAP to GAAP reconciliation tables for Midstream related earnings which includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Reported under Discontinued Operations.
(3) Adjusted to remove AR/OK to show the ongoing cost management of the Utility operations.
(4) Includes ~$0.01 of interest expenses previously allocated to midstream in 4Q 2021.
(5) Includes impact of income taxes and other miscellaneous revenue.

5

FY 2022 v FY 2021 Non-GAAP EPS[(1)]
Primary Drivers

CenterPoint Energy



$1.64
Midstream(2) $0.37
Utility $1.27
FY 2021 Non-GAAP EPS
Growth and Rate Recovery
$0.18
Electric
▲$0.03 Customer growth
▲$0.15 Rate recovery
▼$0.05 D&A
▼$0.01 Other taxes
Natural Gas
▲$0.02 Customer growth
▲$0.08 Rate recovery
▼$0.03 D&A
▼$0.01 Other taxes
Weather / Usage
$0.09
Electric
▲$0.07 Weather and Usage
Natural Gas
▲$0.02 Weather and Usage
Ongoing Cost Mgmt(3) & Interest Expense
$0.15
Electric
▼$0.02 Interest Expense
Natural Gas
▼$0.02 O&M
▼$0.03 Interest Expense
Corporate
▼$0.08 Interest Expense(4)
Divestitures
$0.02
Natural Gas
▼$0.02 AR-OK
Other
$0.01
Corporate
▲$0.01 All Other (5)
Consolidated $1.38
FY 2022 Non-GAAP EPS

Note: Refer to slide 2 for information on forward-looking statements and slide 22 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions and non-GAAP measures

(1) Refer to slide 17 and slide 19 for reconciliation of non-GAAP measures to GAAP measures

(2) Refer to slide 18 and 19 of the non-GAAP to GAAP reconciliation tables for Midstream related earnings which includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Reported under Discontinued Operations.

(3) Adjusted to remove AR/OK to show the ongoing cost management of the Utility operations.

(4) Includes ~$0.04 of interest expenses previously allocated to midstream.

(5) Includes impact of ~$0.03 governance changes in 2021, income taxes and other miscellaneous revenue.

6

Capital Expenditures by Segment…. 4Q FY FY 5-YR 10-YR 2022 2022 2023(3) Plan Plan Electric(4) ~$1.1B ~$3.1B $~2.1B $12.9B $26B+ Natural Gas ~$0.5B ~$1.7B ~$1.5B $7.3B $17B+ Corporate and Other ~$13MM ~$40MM ~$20MM $0.1B $0.2B Total Capital Expenditures(4) ~$1.6B ~$4.8B ~$3.6B ~$20.3B ~$43B Note: Refer to slide 2 for information on forward-looking statements. (1) Refers to capital plan from 2021A to 2025E. (2) Refers to capital plan from 2021A to 2030E. (3) Represents 2023 capital estimated as of 12/31/2022. (4) Includes incremental and accelerated investments in 2021 and 2022 related to capital leases for mobile generation units Current 5-Yr Plan(1) 10-Yr Plan(2) Through 2030 Potential Incremental Capital of ~$3B • Increased & accelerated C&I electrification • Accelerated EV adoption • Additional grid modernization projects ….Executed year 2 of plan and increased capital plan 7

Indiana IRP Update  Electric CPCNs:  130 MW CrossTrack Solar: Approved January 2023(1)  Wind Project: Filed January 2023  Issued full notice to proceed to contractor for 460 MW natural gas plant  Next IRP filing – target mid 2023 Securitization and Other Updates  SIGECO anticipates costs to be securitized (related to coal facility retirements)  Securitization application for $350MM approved in January  Bonds to be issued in accordance with financing order received January 4, 2023  Texas $1.1B to be securitized (balance related to incremental gas costs)  Financing order approved  Anticipate bonds to be issued in the coming months ….Constructive across our footprint Note: Refer to slide 2 for information on forward-looking statements. CPCN – Certificate of Public Convenience and Necessity; DCRF – Distribution Cost Recovery Factor; IRP – Integrated Resource Plan. (1) See slide 15 for additional information regarding Solar BTAs and PPAs. Key Regulatory Updates…. Rate Case Update  Minnesota Rate Case Approved:  $48.5MM Revenue increase  9.39% ROE Interim Regulatory Mechanism Update  Texas DCRF Settlement:  Filed in April with ~$142MM as amended Net Revenue Requirement  ~$78MM traditional DCRF settlement agreed in July (excluding $57MM of mobile generation), rates effective 9/1/2022  Received proposal for decision recommending no recovery of mobile generation costs  Working with stakeholders towards a constructive outcome; Expect decision in March 2023 8

Contacts Jackie Richert Vice President Investor Relations and Treasurer Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Ben Vallejo Director Investor Relations Tel. (713) 207 – 5461 ben.vallejo@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us 9

Appendix 10

Customer Affordability
Houston Electric

Average Monthly CEHE Charges (per 1,000 kWh)



$48(3)
$43
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

~1% average annual increase for Houston Electric charges on customer bills over the last 10 years

~2.6% average annual inflation rate for that same period

Future Bill Mitigants



Rates (Based on new capital plan)
Customer Growth
1-2% annual customer growth
Structural Headroom
CEHE's Securitization bonds ending (1)
~5% reduction of vol. charge (2024)
O&M Discipline
1-2% O&M average reduction (2) per year
Effective Rates

….Executing capital plan while keeping rates affordable

Note: Refer to slide 2 for information on forward-looking statements.
(1) Refers to Houston Electric's securitization bonds. One tranche of transition bonds remain, with a scheduled final payment date in 2024.
(2) Projections based on internal forecast and are based on annual targets across all business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets.
(3) Based on a full year 2022 average and reflects: (a) 3 years of investment in distribution (DCRF) going into rates in Sept., (b) Transmission cost recovery factor, and (c) the removal of certain bill credits / refunds (Aug).

11

Capital Plan & Regulatory Mechanisms

~80%

of 10-year Capital plan expected to be recoverable through interim mechanisms



Traditional rate case ~5%
Rate case with forward test year ~10%
Interim mechanisms with CPCN required (1) ~5%
Interim Mechanisms (2) ~80%

Regulatory Highlights	Stakeholder Benefits
Existing Mechanisms for timely recovery of major storm costs	Reasonable cost recovery *minimizes customer impact and earnings volatility*
Winter storm cost recovery initiated in all impacted states	Reasonable cost recovery *minimizes customer impact and earnings volatility*
Generation transition proceedings in Indiana on plan	Cleaner energy transition *good for communities*

….No big bets with recovery through established regulatory mechanisms

Note: Refer to slide 2 for information on forward-looking statements.
(1) Includes capital expenditures that are expected to be recovered through interim mechanisms but requires approval of Certificate of Public Convenience and Necessity.
(2) Includes capital expenditures that are expected to be recovered through interim mechanisms and riders. Excludes capital expenditures that require approvals for Certificate of Public Convenience and Necessity.

12

Weather and Throughput Data

CenterPoint Energy

Electric

		4Q 2022	4Q 2021	2022 vs 2021
Throughput (in GWh)	Residential	6,755	6,500	*4%*
	Total	**22,529**	**23,526**	***(4)%***
Metered Customers (1)	Residential	2,534,730	2,493,832	*2%*
	Total	**2,858,203**	**2,814,859**	***2%***
Weather vs Normal (2)	Cooling Degree Days	10	211	*(201)*
	Heating Degree Days	64	(276)	*340*
	Houston Cooling Degree Days	*13*	*220*	*(207)*
	Houston Heating Degree Days	*62*	*(278)*	*340*

Natural Gas

		4Q 2022	4Q 2021	2022 vs 2021
Throughput (in Bcf)	Residential	74	66	*11%*
	Commercial and Industrial	117	115	*2%*
	Total	**191**	**182**[(1)]	***5%***
Metered Customers (1)	Residential	3,964,221	4,371,116	*(9)%*
	Commercial and Industrial	301,834	355,914	*(15)%*
	Total	**4,266,055**	**4,727,030**[(1)]	***(10)%***
Weather vs Normal (2)	Heating Degree Days	34	(296)	*330*
	Texas Heating Degree Days	*72*	*(262)*	*334*

…Incremental margin per Houston HDD – CEHE ~$50k, Texas Gas $32k

Note: Data as of 12/31/2022.

(1) End of period average number of metered customers; Natural Gas throughput in Q4 2021 excluding Arkansas and Oklahoma was 165 BCF, representing a 30% increase year over year. Natural gas metered customers in Q4 2021 excluding Arkansas and Oklahoma was 4,202,991 representing 1.5% growth year over year.

(2) As compared normal weather for service area. Normal weather is based on past 10-year weather in service area.

13

Regulatory Schedule Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec TX (E) IN (E) TX (G)(3) MN (G) N. IN (G) OH (G) S. IN (G) LA (G) MS (G) EH No Rate Case Until Mid-2024 No Rate Case Until Post-2025 No Rate Case Until Post-2025 Evidentiary Hearing FO Final Order CPCN (Posey) CPCN (Wind) ROE / Equity Ratio ’22 Rate Base(2) 9.40% / 42.5% $11.0B 10.40% / 43.5% $2.0B 9.64% / 55.5% (1) $1.8B 9.39% / N/A $1.8B 9.80% / 47% $1.7B N/A $1.0B 9.70% / 45.7% $0.5B 9.95% / 52.0% $0.3B 9.81% / 50.0% $0.3B Total = $20.4B Note: Refer to slide 2 for information on forward-looking statements. TCOS – Transmission Cost of Service; DCRF – Distribution Cost Recovery Factor; GRC – General Rate Case; CPCN – Certificate of Public Convenience and Necessity. Limited near-term rate case activity No Rate Case Until Post-2025 No Rate Case Until Post-2025 CPCN (Crosstrack) (1) TX Gas regulatory metrics reflect jurisdictional average. (2) Represents the latest available information, may differ slightly from regulatory filings. (3) Texas Gulf GRC file in July 2023; South Texas GRC to be filed in July 2024 GRC GRC 2 TCOS Filings and 1 DCRF Filing GRC FO GRC EH EH FO FO 14

Generation Project Timeline Note: Refer to slide 2 for information on forward-looking statements. 15

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. (2) Taxes are computed based on the impact removing such item would have on tax expense. (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. (5) Includes a settlement charge of $35 million, net of tax, related to CenterPoint Energy pension plan’s purchase of a group annuity contract in December 2022 to transfer benefit obligations of CenterPoint Energy’s previously divested businesses to an insurance company. Quarter Ended December 31, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 122 $ 0.19 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $12) (2)(3) (46) (0.07) Indexed debt securities (net of taxes of $12) (2) 45 0.07 Midstream-related earnings (net of taxes of $11) (2)(4) (12) (0.02) Impacts associated with mergers and divestitures (net of taxes of $18) (2)(5) 69 0.11 Consolidated on a non-GAAP basis $ 178 $ 0.28 16

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

	Year-to-Date Ended December 31, 2022	
	Dollars in millions	Diluted EPS (1)
Consolidated income (loss) available to common shareholders and diluted EPS	**$ 1,008**	**$ 1.59**
ZENS-related mark-to-market (gains) losses:		
Equity securities (net of taxes of $66) (2)(3)	247	0.39
Indexed debt securities (net of taxes of $68) (2)	(256)	(0.40)
Midstream-related earnings (net of taxes of $2) (2)(4)	(46)	(0.07)
Impacts associated with mergers and divestitures (net of taxes of $165) (2)(5)	(80)	(0.13)
Consolidated on a non-GAAP basis	**$ 873**	**$ 1.38**

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS.
(2) Taxes are computed based on the impact removing such item would have on tax expense.
(3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc.
(4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. Includes costs associated with early extinguishment of $600 million debt at CenterPoint Energy, Inc. of approximately $35 million, net of taxes.
(5) Includes a settlement charge of $35 million, net of tax, related to CenterPoint Energy pension plan's purchase of a group annuity contract in December 2022 to transfer benefit obligations of CenterPoint Energy's previously divested businesses to an insurance company.

17

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Quarter Ended December 31, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [7]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders - diluted and diluted EPS	$ 185	$ 0.29	$ 616	$ 0.97	$ (160)	$ (0.25)	$ 641	$ 1.01
ZENS-related mark-to-market (gains) losses:								
Equity securities (net of taxes of $20) [2][3]	—	—	—	—	71	0.11	71	0.11
Indexed debt securities (net of taxes of $19) [2]	—	—	—	—	(71)	(0.11)	(71)	(0.11)
Impacts associated with gas LDC sales (net of taxes of $2, $2) [2][4]	7	0.01	—	—	6	0.01	13	0.02
Impacts associated with Enable & Energy Transfer merger:								
Gain at merger close, net of transaction costs (net of taxes of $134 and $0) [2]	—	—	(546)	(0.86)	(1)	—	(547)	(0.86)
Loss on equity securities (net of taxes of $24) [2][5]	—	—	—	—	98	0.15	98	0.15
Costs associated with the early extinguishment of debt (net of taxes of $1) [2]	—	—	—	—	6	0.01	6	0.01
Impacts associated with other mergers and divestitures (net of taxes of $3, $13) [2][6]	(1)	—	—	—	20	0.03	19	0.03
Corporate and Other Allocation	(20)	(0.03)	(11)	(0.02)	31	0.05	—	—
Consolidated on a non-GAAP basis	$ 171	$ 0.27	$ 59	$ 0.09	$ —	$ —	$ 230	$ 0.36

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other and Discontinued Operations are non-GAAP financial measures.
(2) Taxes are computed based on the impact removing such item would have on tax expense.
(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(4) Includes gain from remeasurement of state deferred taxes, costs to achieve the sales and costs associated with the early extinguishment of debt.
(5) Comprised of Energy Transfer common and Series G preferred units.
(6) Includes impacts associated with the Vectren merger and the sales of Infrastructure Services (CIS) and Mobile Energy Solutions (MES).
(7) Corporate and Other, plus income allocated to preferred shareholders.

18

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Year-to-Date Ended December 31, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [7]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders - diluted and diluted EPS	$ 878	$ 1.44	$ 818	$ 1.34	$ (305)	$ (0.50)	$ 1,391	$ 2.28
ZENS-related mark-to-market (gains) losses:								
Equity securities (net of taxes of $11) [2][3]	—	—	—	—	40	0.07	40	0.07
Indexed debt securities (net of taxes of $11) [2]	—	—	—	—	(39)	(0.06)	(39)	(0.06)
Impacts associated with gas LDC sales (net of taxes of $2, $3) [2][4]	(4)	(0.01)	—	—	5	0.01	1	—
Cost associated with the early extinguishment of debt (net of taxes of $7) [2]	—	—	—	—	27	0.04	27	0.04
Impacts associated with Enable & Energy Transfer merger:								
Gain at merger close, net of transaction costs (net of taxes of $134 and $0) [2]	—	—	(546)	(0.90)	(1)	—	(547)	(0.90)
Loss on equity securities (net of taxes of $24) [2][5]	—	—	—	—	98	0.16	98	0.16
Costs associated with the early extinguishment of debt (net of taxes of $1) [2]	—	—	—	—	6	0.01	6	0.01
Impacts associated with other mergers and divestitures (net of taxes of $2, $13) [2][6]	4	0.01	—	—	20	0.03	24	0.04
Corporate and Other Allocation	(105)	(0.17)	(44)	(0.07)	149	0.24	—	—
Consolidated on a non-GAAP basis	$ 773	$ 1.27	$ 228	$ 0.37	$ —	$ —	$ 1,001	$ 1.64

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other and Discontinued Operations are non-GAAP financial measures.
(2) Taxes are computed based on the impact removing such item would have on tax expense.
(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(4) Includes gain from remeasurement of state deferred taxes, costs to achieve the sales and costs associated with the early extinguishment of debt.
(5) Comprised of Energy Transfer common and Series G preferred units.
(6) Includes impacts associated with the Vectren merger and the sales of Infrastructure Services (CIS) and Mobile Energy Solutions (MES).
(7) Corporate and Other, plus income allocated to preferred shareholders.

19

Reconciliation: Net Cash Provided by Operating Activities and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Rating Agency Adjusted Debt 20 Total Debt, Net Short-term Debt: Short-term borrowings $ 511 Current portion of VIE Securitization Bonds long- term debt 156 Indexed debt, net 7 Current portion of other long-term debt 1,346 Long-term Debt: VIE Securitization bonds, net 161 Other long-term debt, net 14,675 Total Debt, net 16,856 Plus: Rating agency adjustments** (622) Non-GAAP rating agency adjusted debt $ 16,234 Net cash provided by operating activities / total debt, net = 10.7% Non-GAAP FFO / Non-GAAP rating agency adjusted debt (“FFO/Debt”) = 15.4% Net cash provided by operating activities $ 1,810 Add back: Accounts receivable and unbilled revenues, net 461 Inventory 259 Taxes receivable 19 Accounts payable (203) Other current assets and liabilities 5 Adjusted cash from operations 2,351 Plus: Rating agency adjustments* 146 Non-GAAP funds from operations (FFO) $ 2,497 Year-to-date ended and as of December 31, 2022, respectively ($ in millions) * Consistent with Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, and defined benefit plan contributions (less service costs). ** Consistent with Moody’s methodology, including adjustments related to Winter Storm Uri debt, Series A preferred stock, pension benefit obligations, and operating lease liabilities.

Regulatory Information Information Location Electric  Estimated 2021 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Electric Natural Gas  Estimated 2021 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 5) Rate changes and Interim mechanisms filed Form 10-K – Rate Change Applications section 21

Additional Information Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, non-GAAP income, (in 2021) non-GAAP Utility earnings per share (“Utility EPS”) and (in 2022 and 2023) non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP funds from operation / non-GAAP rating agency adjusted debt (“FFO/Debt”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2021 Utility EPS included net income from the company’s Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon Electric’s and Natural Gas’s relative earnings contribution. Corporate overhead consisted primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excluded: (a) Earnings or losses from the change in value of the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) Earnings and losses associated with the ownership and disposal of midstream common and preferred units (including amounts reported in discontinued operations), net gain associated with the consummation of the merger between Enable and Energy Transfer, a corresponding amount of debt related to midstream common and preferred units, and an allocation of associated corporate overhead, (c) Cost associated with the early extinguishment of debt, (d) Impacts associated with Arkansas and Oklahoma gas LDC sales and (e) Certain impacts associated with other mergers and divestitures. 2022 non-GAAP EPS excluded and 2023 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, (b) (for 2022) Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales and (c) (for 2022) Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2023 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2023 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. Funds from operations excludes from net cash provided by operating activities accounts receivable and unbilled revenues, net, inventory, taxes receivable, accounts payable, and other current assets and liabilities, and includes certain adjustments consistent with Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, and defined benefit plan contributions (less service costs). Non-GAAP rating agency adjusted debt adds to Total Debt, net certain adjustments consistent with Moody’s methodology, including adjustments related to Winter Storm Uri debt, Series A preferred stock, pension benefit obligations, and operating lease liabilities. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance, as well as a reconciliation of net cash provided by operating activities / total debt, net to FFO/Debt. Management evaluates the Company’s financial performance in part based on non-GAAP income, (in 2021) Utility EPS, (in 2022 and 2023) non-GAAP EPS and long-term FFO/Debt. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, Utility EPS, non-GAAP EPS and non-GAAP FFO/Debt financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share (in the case of Utility EPS and non- GAAP EPS) and net cash provided by operating activities to total debt, net which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer Our Scope 1 emissions estimates are calculated from emissions that directly come from our operations. Our Scope 2 emissions estimates are calculated from emissions that indirectly come from our energy usage, but because Texas is in an unregulated market, our Scope 2 estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude emissions related to purchased power between 2024E-2026E. Our Scope 3 emissions estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) Form EIA-176 reports and do not take into account the emissions of transport customers and emissions related to upstream extraction. While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include, but are not limited to: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our Natural Gas businesses in Arkansas and Oklahoma); regulatory approval of Indiana Electric's generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric's coal generation and retirement dates of Indiana Electric's coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of or scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; changes in applicable standards or methodologies; and enhancement of energy efficiencies.